Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI HOLDING CORPORATION announces FIRST quarter 2021 Results

San Jose, Calif. (May 5, 2021) – Xperi Holding Corporation (Nasdaq: XPER) (the “Company”, “Xperi” or “we”) today announced financial results for the first quarter ended March 31, 2021.

“Revenue for the first quarter was in line with our expectations, marking a strong start for the year and placing us on track to realize our full year financial outlook,” said Jon Kirchner, chief executive officer of Xperi. “Importantly, we made material progress on each of our strategic initiatives in our IP and product segments, and we expect continued strong execution throughout the balance of the year.”

First Quarter 2021 Financial Highlights:

•	Revenue of $221.6 million.
•	Cash Flow from Operations of $26.7 million.
•	Adjusted Free Cash Flow[1] of $29.7 million.
•	GAAP earnings per share of $0.05 and Non-GAAP earnings per share of $0.59.
•	Bought back $25 million of common stock.
•	Increased stock repurchase authorization by $100 million, bringing the total current amount available to $155 million.

First Quarter 2021 Business and Recent Operating Highlights:

IP Licensing Business

•	Renewed agreement with Frontier, one of the top 10 traditional Pay-TV providers in the US.
•	Renewed and extended licenses with Cox, Sony, and TCL.

Product Business

Consumer Experience business highlights:

•	Expanded TiVo Stream footprint with increasing activations.
•	Expanded content on the TiVo+ service with the launch of IMDb TV, Amazon’s free ad-supported service, Paramount+, and TVEverywhere.
•	Signed a multi-year agreement with Xiaomi, which includes a commitment for IMAX Enhanced on Xiaomi TVs.
•	Perceive signed an additional customer contract and is working through product integration and production ramp plans.

Connected Car business highlights:

•	Delivered HD Radio on 14 new 2021 car models in North America.
•	Licensed TiVo Metadata to a top five global streaming music service, which will facilitate the use of advanced features in the DTS AutoStage product.
•	Achieved ISO9001 certification for the design, development and deployment of software computer vision technologies, an important quality mark for the sell-in of DTS AutoSense solutions.

Pay-TV business highlights:

•	Demand for the TiVo IPTV video service continued to grow with deployments increasing nearly 100% quarter over quarter.
•	Extended Vodafone agreement providing access to more products and services from the Xperi portfolio alongside TiVo’s current solutions and services on the VTV platform.
•	Extended interactive program guide licensing deal with Sharp Corporation.

Capital Allocation

During the quarter, the Company bought back 1.1 million shares of its common stock for a total of $25 million.

The Board of Directors authorized a $100 million increase to the Company’s stock repurchase program.

On March 30, 2021, the Company paid $5.3 million to stockholders of record on March 16, 2021, for a quarterly cash dividend of $0.05 per share of common stock.

On April 22, 2021, the Board of Directors declared a dividend of $0.05 per share, payable on June 15, 2021, to stockholders of record on May 25, 2021.

Business Outlook

The Company reaffirms its full year outlook:

Category	FY 2021 GAAP Outlook	FY 2021 Non-GAAP Outlook
Revenue	$860M to $900M	$860M to $900M
COGS	$115M to $125M	$115M to $125M
Operating Expense excluding COGS*	$760M to $790M	$475M to $505M
Interest Expense	~ $43M	~ $43M
Other Income	~ $4M	~ $4M
Cash Tax (net of refunds)	$35M to $38M	$35M to $38M
Basic Shares Outstanding	105M	105M
Diluted Shares Outstanding	107M	112M
Operating Cash Flow	$180M to $220M	$180M to $220M
Adjusted Free Cash Flow[1]*	N/A	$185M to $225M

1 Adjusted Free Cash Flow is defined as Operating Cash Flow, less purchases of property and equipment, plus merger and integration, separation, and severance and retention costs.

* See tables for reconciliation of GAAP to non-GAAP differences.

Conference Call Information

The Company will hold its first quarter 2021 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Wednesday, May 5, 2021. To access the call in the U.S., please dial 800-430-8332, and for international callers, dial +1 323-289-6581. The conference ID is 7074537. All participants should dial in at least 15 minutes prior to the start of the conference call.  Due to the COVID-19 pandemic and a lower number of operators, wait times for the dial-in may be long and the Company suggests utilizing the webcast link to access the call at Q1 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company’s financial results, forecasts, and business outlook, and the Company’s expected execution throughout the remainder of 2021. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: challenges in integration of Xperi and TiVo operations after the merger, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; failure to realize the anticipated benefits of the recent merger with TiVo; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; the ability of the Company to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the merger with TiVo; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; failure to remediate the material weaknesses in our internal control over financial reporting; the evolving legal, regulatory and tax regimes under which the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, and natural disasters; the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; and any plans regarding a potential separation of the combined business. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Holding Corporation

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (DTS, HD Radio, IMAX Enhanced, Invensas, TiVo), and by its startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers.

Xperi, DTS, IMAX Enhanced, Invensas, HD Radio, Perceive, TiVo and their respective logos are trademarks or registered trademarks of affiliated companies of Xperi Holding Corporation in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; loss on debt extinguishment; realized and unrealized gains or losses on marketable equity securities and associated tax effects. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance, and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP Operating Expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Xperi Investor Contact:

Geri Weinfeld, Vice President of Investor Relations

+1 818-436-1231

geri.weinfeld@xperi.com

Xperi Media Contact:

Vanessa Fiske

+1 408-836-3539

vanessa.fiske@xperi.com

– Tables Follow –

SOURCE: XPERI HOLDING CORP

XPER-E

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XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2021	March 31, 2020
Revenue:
Licensing, services and software	$218,405	$117,487
Hardware	3,191	178
Total revenue	221,596	117,665
Operating expenses:
Cost of licensing, services and software revenue, excluding depreciation and amortization of intangible assets	21,416	1,540
Cost of hardware revenue, excluding depreciation and amortization of intangible assets	6,716	44
Research, development and other related costs	55,223	28,607
Selling, general and administrative	67,430	36,606
Depreciation expense	5,684	1,729
Amortization expense	52,195	22,509
Litigation expense	2,533	2,103
Total operating expenses	211,197	93,138
Operating income	10,399	24,527
Interest expense	(11,313)	(4,251)
Other income and expense, net	1,425	565
Income before taxes	511	20,841
Provision for (benefit from) income taxes	(4,015)	2,056
Net income	4,526	18,785
Less: net loss attributable to noncontrolling interest	(761)	(551)
Net income attributable to the Company	$5,287	$19,336
Income per share attributable to the Company:
Basic	$0.05	$0.39
Diluted	$0.05	$0.39

Weighted average number of shares used in per share calculations-basic	104,940	49,945
Weighted average number of shares used in per share calculations-diluted	107,776	50,199

XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$134,759	$170,188
Available-for-sale debt securities	102,145	86,947
Accounts receivable, net	122,465	115,975
Unbilled contracts receivable, net	128,758	132,431
Other current assets	57,526	40,763
Total current assets	545,653	546,304
Long-term unbilled contracts receivable	8,016	6,761
Property and equipment, net	59,211	63,207
Operating lease right-of-use assets	75,429	80,226
Intangible assets, net	951,996	1,004,379
Goodwill	847,029	847,029
Other long-term assets	147,578	153,270
Total assets	$2,634,912	$2,701,176
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$24,474	$13,045
Accrued legal fees	3,618	5,783
Accrued liabilities	83,447	129,035
Current portion of long-term debt, net	43,825	43,689
Deferred revenue	32,528	33,119
Total current liabilities	187,892	224,671
Deferred revenue, less current portion	37,880	39,775
Long-term deferred tax liabilities	25,794	24,754
Long-term debt, net	784,666	795,661
Noncurrent operating lease liabilities	61,467	66,243
Other long-term liabilities	100,336	98,953
Total liabilities	1,198,035	1,250,057
Commitments and contingencies
Company stockholders’ equity:
Preferred stock	—	—
Common stock	112	110
Additional paid-in capital	1,288,400	1,268,471
Treasury stock at cost	(109,577)	(77,218)
Accumulated other comprehensive income	185	1,264
Retained earnings	264,273	264,250
Total Company stockholders’ equity	1,443,393	1,456,877
Noncontrolling interest	(6,516)	(5,758)
Total equity	1,436,877	1,451,119
Total liabilities and equity	$2,634,912	$2,701,176

XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2021	March 31, 2020
Cash flows from operating activities:
Net income	$4,526	$18,785
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	5,684	1,729
Amortization of intangible assets	52,195	22,509
Stock-based compensation expense	13,219	7,987
Deferred income taxes	666	(2,064)
Other	3,217	3,298
Changes in operating assets and liabilities:
Accounts receivable	(7,632)	(8,318)
Unbilled contracts receivable	2,295	(6,022)
Other assets	(10,697)	(739)
Accounts payable	11,429	(760)
Accrued and other liabilities	(45,687)	(5,212)
Deferred revenue	(2,486)	1,451
Net cash from operating activities	26,729	32,644
Cash flows from investing activities:
Purchases of property and equipment	(1,772)	(688)
Proceeds from sale of property and equipment	5	—
Purchases of intangible assets	(36)	—
Purchases of short-term investments	(42,505)	—
Proceeds from sales of investments	16,921	3,345
Proceeds from maturities of investments	10,000	8,500
Net cash from investing activities	(17,387)	11,157
Cash flows from financing activities:
Dividend paid	(5,264)	(10,036)
Repayment of debt	(13,125)	—
Proceeds from employee stock purchase program and exercise of stock options	6,715	3,233
Repurchases of common stock	(32,359)	(3,144)
Net cash from financing activities	(44,033)	(9,947)
Effect of exchange rate changes on cash and cash equivalents	(738)	—
Net increase (decrease) in cash and cash equivalents	(35,429)	33,854
Cash and cash equivalents at beginning of period	170,188	74,551
Cash and cash equivalents at end of period	$134,759	$108,405
Supplemental disclosure of cash flow information:
Interest paid	$9,015	$3,637
Income taxes paid, net of refunds	$5,921	$5,637

XPERI HOLDING CORPORATION

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income attributable to the Company:
Three Months Ended
March 31, 2021

GAAP net income attributable to the Company	$5,287

Adjustments to GAAP net income attributable to the Company:
Stock-based compensation expense:
Cost of revenue	323
Research, development and other	4,347
Selling, general and administrative	8,549
Amortization expense	52,195
Merger and integration-related costs:
Transaction and other related costs recorded in selling, general and administrative	275
Severance and retention recorded in cost of licensing, services and software revenue, excluding depreciation and amortization of intangible assets	566
Severance and retention recorded in research, development and other	1,639
Severance and retention recorded in selling, general and administrative	2,333
Separation costs recorded in selling, general and administrative	1,425
Gain from lease restructuring recorded in selling, general and administrative	(662)
Cash taxes paid in excess of tax benefit recorded	(9,936)
Non-GAAP net income attributable to the Company	$66,341

Diluted earnings per share attributable to the Company:
Three Months Ended
March 31, 2021

GAAP diluted earnings per share attributable to the Company	$0.05

Adjustments to GAAP diluted earnings per share attributable to the Company:
Stock-based compensation expense	0.12
Amortization expense	0.47
Merger and integration-related costs	0.04
Separation costs	0.01
Gain from lease restructuring	(0.01)
Cash taxes paid in excess of tax benefit recorded	(0.09)
Non-GAAP diluted earnings per share attributable to the Company	$0.59

Weighted average number of shares used in per share
calculations excluding the effects of stock-based compensation - diluted	112,199

XPERI HOLDING CORPORATION

RECONCILIATION FROM OPERATING CASH FLOW TO ADJUSTED FREE CASH FLOW

(in thousands)

(unaudited)

Three Months Ended
March 31, 2021

Cash flow from operations	$26,729

Adjustments to cash flow from operations:
Purchases of property & equipment	(1,772)
Merger and integration costs	275
Separation-related costs	1,425
Severance costs	3,060
Adjusted free cash flow	$29,717

XPERI HOLDING CORPORATION

RECONCILIATION FOR GUIDANCE ON

GAAP TO NON-GAAP OPERATING EXPENSE EXCLUDING COGS

(in millions)

(unaudited)

	Twelve Months Ended
	December 31, 2021
	Low	High

GAAP operating expense excluding COGS	$760.0	$790.0
Stock-based compensation -- R&D	(21.0)	(21.0)
Stock-based compensation -- SG&A	(33.0)	(33.0)
Merger, integration and separation-related expense -- R&D	(4.0)	(4.0)
Merger, integration and separation-related expense -- SG&A	(23.0)	(23.0)
Amortization expense	(204.0)	(204.0)
Total of non-GAAP adjustments	(285.0)	(285.0)
Non-GAAP operating expense excluding COGS	$475.0	$505.0

XPERI HOLDING CORPORATION

RECONCILIATION FOR GUIDANCE ON

OPERATING CASH FLOW TO ADJUSTED FREE CASH FLOW

(in millions)

(unaudited)

	Twelve Months Ended
	December 31, 2021
	Low	High

Cash flow from operations	$180.0	$220.0

Adjustments to cash flow from operations:
Purchases of property & equipment	(25.0)	(25.0)
Merger, integration and separation costs (1)	30.0	30.0
Adjusted free cash flow	$185.0	$225.0

(1) Includes severance costs and retention payments.